Exhibit 99.1

News Release

For Immediate Release

July 3, 2019

Digirad Corporation Announces Execution of Merger Agreement

to Acquire ATRM Holdings, Inc. to Launch Holding Company Structure

Plans to Create Preferred Stock which is Intended to be Listed on Nasdaq

Names David Noble as Permanent CFO

SUWANEE, GA – July 3, 2019 - Digirad Corporation (NASDAQ: DRAD) (“Digirad” or “DRAD”) announced today that its Board of Directors has approved the acquisition of ATRM Holdings, Inc. (OTC: ATRM) (“ATRM”) as an initial “kick-off” transaction (the “Transaction”) to transform Digirad into a diversified holding company (“HoldCo”). As part of the Transaction, Digirad will create Series A non-convertible, cumulative, perpetual preferred stock (“Series A Preferred Stock”) that it will apply to list on Nasdaq with a stated value and liquidation preference of $10 per share. In the Transaction, ATRM shareholders will receive consideration consisting of 0.03 shares of Digirad Series A Preferred Stock for every ATRM common share held, representing $0.30 of value, which is the approximate price of ATRM stock since the potential acquisition was announced on September 10, 2018. In addition, the Series B preferred stock of ATRM will be exchanged for Series A Preferred Stock of Digirad, with each share of Series B preferred stock of ATRM (with a $25 liquidation preference) to be exchanged for 2.5 shares of Digirad Series A Preferred Stock (with a $10 liquidation preference). Digirad will not be issuing any common stock or paying any cash for ATRM common or preferred shares. The transaction is expected to close in the third quarter of 2019 after approval by the common and preferred shareholders of ATRM.

The HoldCo structure’s team (after the ATRM acquisition) will include Jeffrey Eberwein (Chairman of Digirad), Matthew Molchan (CEO of Digirad Health, Inc.), Daniel Koch (CEO of ATRM Holdings, Inc.), David Noble (Chief Operating Officer and Chief Financial Officer of Digirad), and Hannah Bible (VP – Legal for Digirad). In addition, Mr. Noble, who was appointed to the position of Chief Operating Officer of Digirad on September 1, 2018 and named interim CFO on January 14, 2019, has been named permanent CFO of Digirad.

The Transaction was approved by Digirad and ATRM, respectively, by a special committee of independent directors of each company, which then recommended that the respective board of directors of each company approve the Transaction. The Digirad Special Committee was advised by Oberon Securities, LLC.

Digirad believes that converting into a diversified holding company with a shared services center will create significant value for Digirad stockholders over time because the conversion is expected to improve future revenue, cash flow, and earnings growth, and create a platform for future bolt-on acquisitions and other growth opportunities.

About David Noble

Prior to being named Chief Operating Officer of Digirad, Mr. Noble served as Managing Member of Noble Point LLC, a business and financial advisory firm. He engaged in M&A idea generation, as well as advised medical practices around operations, growth opportunities, and financing. He has more than 20 years of experience in investment banking and most recently was Head of Equity Capital Markets (ECM) for the Americas at HSBC, where he established the Latin American franchise and grew regional revenues to account for a significant portion of their global ECM business. Beyond his direct P&L responsibility, he managed all aspects of the ECM business, which involved strategy, forecasting and budgeting, finance, legal and compliance, regulatory, HR, and IT. Mr. Noble earned an MBA in Finance from MIT and a BA from Yale University.

About Digirad

Digirad designs, manufactures, and distributes diagnostic medical imaging products. Digirad operates in 3 segments: Diagnostic Services, Mobile Healthcare, and Diagnostic Imaging. The Diagnostic Services segment offers imaging and monitoring services to healthcare providers as an alternative to purchasing the equipment or outsourcing the job. The Mobile Healthcare segment provides contract diagnostic imaging, including computerized tomography ("CT"), magnetic resonance imaging ("MRI"), positron emission tomography ("PET"), PET/CT, and nuclear medicine and healthcare expertise through a convenient mobile service. The Diagnostic Imaging segment develops, sells, and maintains solid-state gamma cameras.

About ATRM Holdings

ATRM manufactures modular housing units for commercial and residential applications. ATRM operates in two segments: (i) modular building manufacturing and (ii) structural wall panel and wood foundation manufacturing, including building supply retail operations. The modular building manufacturing segment is operated by KBS Builders, and the structural wall panel and wood foundation manufacturing segment is operated by EdgeBuilder. Both KBS Builders and EdgeBuilder are wholly-owned subsidiaries of ATRM.

Forward-Looking Statements & Use of Non-GAAP Measures

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release that are not statements of historical fact are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking Statements include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to acquisitions and related integration, development of commercially viable products, novel technologies, and modern applicable services, (ii) projections of income (including income/loss), EBITDA, earnings (including earnings/loss) per share, free cash flow (FCF), capital expenditures, cost reductions, capital structure or other financial items, (iii) the future financial performance of Digirad (referred to herein as the “Company”) or acquisition targets and (iv) the assumptions underlying or relating to any statement described above. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described above as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the Company's inability to obtain adequate financing, the length of time associated with servicing customers, accounts receivable turnover, insufficient cash flows and resulting illiquidity, the Company's inability to expand the Company's business, government regulation, the underlying condition of the technology support industry, the lack of product diversification, existing or increased competition, stock volatility and illiquidity, the Company's failure to implement the Company's business plans or strategies, changes in macro or industry specific business conditions, failure to keep pace with evolving technologies and difficulties integrating technologies, unfavorable changes in reimbursement practices, negative economic outlooks, the Company’s inability to consummate successful acquisitions and execute related integration, the Company’s ability to execute on its business strategy (including any cost reduction plans), the Company’s failure to realize expected benefits of restructuring and cost-cutting actions, the Company’s ability to preserve and monetize its net operating losses, the continued demand for and market acceptance of its services. For a detailed discussion of cautionary statements and risks that may affect the Company’s future results of operations and financial results, please refer to the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the risk factors in the Company’s most recent Annual Report on Form 10-K. This press release reflects management’s views as of the date presented.

All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

For more information contact:
Jeffrey E. Eberwein
Chairman of the Board of Directors
203-489-9501
ir@digirad.com